Significant equity transactions and acquisitions	12 Months Ended
Dec. 31, 2019
Accounting Changes and Error Corrections [Abstract]
Significant equity transactions and acquisitions
3. Significant equity transactions and acquisitions
(a)	Initial public offering

On November 10, 2017, the Company completed its initial public offering on the New York Stock Exchange under the symbol “PPDF”. The Company offered 17,000,000 American Depositary Shares (“ADS”). Each ADS represents five
ordinary share and was sold to the public at US$13.00 per ADS. Also, the Company offered 3,846,154 ADS through concurrent private placement at US$13.00 per ADS. Net proceeds raised by the Company from the initial public offering and private placement in total amounted to approximately US$253.0 million after deducting underwriting discounts and commissions and other offering expenses.
Immediately prior to the completion of the initial public offering, all classes of preferred shares of the Company were converted and redesignated as Class A ordinary shares on a one-for-one
basis, all ordinary shares of the Company were redesignated as Class B ordinary share except for the 4,000,000 ordinary shares held by GF Sino Vest Fund
SPC-Star
6 SP. (i.e. the ordinary shares held by
four
founders of the Company were converted to Class B ordinary shares with the preferred ordinary shares held by the rest of the shareholders were converted into Class A ordinary shares.)
In respect of all matters subject to shareholders’ vote, each holder of Class A ordinary share is entitled to one and each holder of Class B ordinary share is entitled to twenty votes. Class B ordinary share is convertible into one Class A ordinary share at any time by the holder thereof. Class A ordinary shares are not convertible into Class B ordinary shares under any circumstances. Upon any sale, transfer, assignment or disposition of any Class B ordinary share by the shareholder to any person who is not an affiliate of such shareholder, or upon a change of ultimate beneficial ownership of any Class B ordinary share to any person who is not an affiliate of the registered shareholder of such share, such Class B ordinary shares shall be automatically and immediately converted into the equivalent number of Class A ordinary shares.
(b)	Acquisition of HB micro lending company

On August 31, 2017, the Group, through one of its subsidiaries, entered into a share purchase agreement to purchase 32% of the common shares of HB micro lending company (“HB”) on National Equities Exchange and Quotations an equity exchange market in China for a total cash consideration of RMB48.2 million. Further in October, the Group, through another subsidiary, entered into an equity pledge agreement with HB and paid cash consideration of RMB42.0 million to acquire 28% of its restricted common shares. As of December 31, 2017, the Group was able to control 60% of the voting rights of HB and has majority seats on the board of directors thus controlling HB.
In accordance with ASC Topic 805, the acquisition of HB had been accounted for as a business combination and the results of operations of HB from the acquisition date, i.e.
October 31, 2017
, have been included in the Group’s consolidated financial statements. The Group made estimates and judgments in determining the fair value of acquired assets and liabilities, based on an independent valuation report and management’s experiences with similar assets and liabilities.
The allocation of the purchase price is as follows:

	As of acquisition date	Amortization years
	RMB
Identifiable assets acquired
Identifiable intangible asset	63,760	Indefinite
Cash	50,068
Other asset	2,337
Identifiable liabilities assumed
Deferred tax liability	(15,940)
Other liability	(393)
Goodwill	50,411
Non-controlling interest	(60,097)

Total purchase price	90,146